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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints J. James Gallagher and Melanie J. Dressel, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following persons in the capacity indicated, on the 23rd day of January, 2002.

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

Signature                                Title            Signature                                 Title
---------                                -----            ---------                                 -----

/s/ William T. Weyerhaeuser              Chairman
---------------------------------
William T. Weyerhaeuser


/s/ J. James Gallagher                   Vice Chairman, Chief Executive Officer and Director
---------------------------------
J. James Gallagher


/s/ Melanie J. Dressel                   Chief Operating Officer and Director
---------------------------------
Melanie J. Dressel


/s/ Richard S. Devine                    Director         /s/ Tom M. Hulbert                        Director
---------------------------------                         ---------------------------------
Richard S. Devine                                         Tom M. Hulbert


/s/ Jack Fabulich                        Director         /s/ Tom Matson                            Director
---------------------------------                         ---------------------------------
Jack Fabulich                                             Tom Matson


/s/ Jonathan Fine                        Director         /s/ Donald Rodman                         Director
---------------------------------                         ---------------------------------
Jonathan Fine                                             Donald Rodman


/s/ John Folsom                          Director         /s/ Sid Snyder                            Director
---------------------------------                         ---------------------------------
John Folsom                                               Sid Snyder


/s/ John Halleran                        Director         /s/ James M. Will                         Director
---------------------------------                         ---------------------------------
John Halleran                                             James M. Will

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